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FRONTEGRA FUNDS

                                 ANNUAL REPORT

                        Frontegra Total Return Bond Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.
                                 -------------
                                 June 30, 1999

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FRONTEGRA FUNDS

TABLE OF CONTENTS

Shareholder Letter                               1
--------------------------------------------------
Investment Highlights                            3
--------------------------------------------------
Schedule of Investments                          4
--------------------------------------------------
Statement of Assets and Liabilities              9
--------------------------------------------------
Statements of Operations                        10
--------------------------------------------------
Statements of Changes in Net Assets             11
--------------------------------------------------
Financial Highlights                            12
--------------------------------------------------
Notes to Financial Statements                   13
--------------------------------------------------
Report of Independent Auditors                  16
--------------------------------------------------

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the Prospectus carefully.

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FRONTEGRA FUNDS

DEAR FELLOW SHAREHOLDERS:

We are pleased to present the June 30, 1999, Annual Report for the Frontegra Total Return Bond Fund, managed by Reams Asset Management Company. This report reflects a shortened year (November 1, 1998 through June 30, 1999), which resulted from the alignment of our fiscal quarters with the calendar quarters upon which most funds report. The bond market over the last eight months was characterized by several months of strong results as the market rallied from the lows of last fall. This was followed by a period of poor performance early this year as bond yields reversed course and began to climb. The Fund took advantage of the volatile markets over this period and posted strong results, outperforming the benchmark Lehman Brothers Aggregate Bond Index.

                                          Periods Ended June 30
                                          ----------------------
                                           3 months   8 months
     Frontegra Total Return Bond Fund       (0.57)%      0.32%
     Lehman Aggregate Bond Index            (0.88)%    (0.51)%

MARKET REVIEW

Volatility in both interest rates and credit spreads returned to the bond market over the last eight months. The yield on the 10-year Treasury bond has increased nearly 2% since its lows last fall and stood at 5.8% as of June 30, 1999. Credit spreads, the spread between the yield on non-Treasury and Treasury bonds, decreased significantly during the period from the wide levels seen during September and October 1998. However, over the last few months, spreads began to widen once again. The portfolio typically reacts well to volatility in the markets and this period was no exception.

In recent months, the overall bond market posted disappointing results in recent months as consistently strong economic growth has led to inflation worries, which has negatively affected bond returns. Domestic growth continues to be very strong, with real growth running at about a 4% rate. While actual inflation remains very low, several inflation indicators have recently risen. Further, domestic money growth has been very rapid in the last year as the Federal Reserve reduced rates twice in 1998. The combination of these factors has increased caution at the Fed, leading to a one-quarter point rise in the Federal Funds rate on June 30. The market has retreated in anticipation of a series of rate increases.

Future Fed activity depends on how domestic growth and inflation respond over the next quarter, as well as on the performance of the U.S. Dollar and economic growth overseas. The recovery in Asia has given the Fed some room to raise rates, but the onset of further foreign weakness or a rapidly appreciating Dollar would limit the Fed's ability to continue to raise short-term rates.

PORTFOLIO OUTLOOK AND STRATEGY

While we do not spend our time predicting the direction of interest rates, we do attempt to add value from our duration decision. The recent rise in rates has given us the opportunity to take advantage of attractive real rates (inflation adjusted rates) available in the market. Our inflation estimate remains at 2.5% while nominal rates have increased in recent months. This has resulted in our estimate of real rates crossing over from neutral to attractive value. We have, therefore, lengthened the duration of the portfolio to 5.3 years, above the benchmark duration of 4.9 years. Further increases in bond yields will result in further duration extension.

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FRONTEGRA FUNDS

Even though the yield curve has recently flattened, the portfolio's yield curve configuration remains neutral. We have reduced some exposure to the short end of the curve in order to have more buying power for longer and cheaper spread holdings.

Corporate and mortgage spreads have bounced up from levels reached during April, increasing their attractiveness. The market has suffered an extreme bout of illiquidity in recent months, leading to higher spreads and potentially higher future returns on less liquid issues. Traditional mortgage securities have also suffered recently because of the rise in rates.

Treasury positions continue to run relatively low at 24% of the portfolio, given the attractiveness of corporates, mortgages and other non-Treasury securities. However, as we extend duration, the Treasury position will tend to increase, since we prefer to keep a high degree of liquidity in our long-end exposure. Within the corporate sector, we continue to focus on the BBB-rated bonds, where spreads are most attractive and we can pick up the best liquidity premiums. Corporates are 49% of the portfolio. Mortgage and asset-backed holdings total 26% of the portfolio. The mortgage exposure is concentrated in pass-throughs, which have relatively attractive option-adjusted spreads of about 100 basis points over Treasuries, and commercial mortgage-backed securities, which are attractive given their lack of callabilty.

SUMMARY

Even though the absolute return available in the market has been nominal recently, we believe that half the battle is not giving back returns in difficult environments. While we always strive to add significant value to the portfolio, we stop short of reaching for return when it is simply not available. We continue to feel the portfolio is well positioned given the current market environment. We also hope that the change in reporting periods is advantageous to shareholders. As always, we appreciate your continued confidence and investment in the Fund.

Regards,

/s/ Mark M. Egan                 /s/ Robert A. Crider,

Mark M. Egan, CFA, CPA           Robert A. Crider, CFA
Reams Asset Management Co.       Reams Asset Management Co.


/s/ Thomas J. Holmberg           /s/ William D. Forsyth

Thomas J. Holmberg, CFA          William D. Forsyth, CFA
Frontegra Asset Management       Frontegra Asset Management


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FRONTEGRA FUNDS

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

                   Frontegra Total       Lehman Brothers
                  Return Bond Fund     Aggregate Bond Index

11/25/96              100,000                100,000
12/31/96               99,239                 99,546
3/31/97                98,362                 98,989
6/30/97               102,032                102,625
9/30/97               105,600                106,035
12/31/97              107,761                109,156
3/31/98               109,814                110,855
6/30/98               112,097                113,445
9/30/98               116,435                118,242
12/31/98              116,850                118,641
3/31/99               116,509                118,052
6/30/99               115,847                117,015

----------------------------
Portfolio Total Return
FOR THE PERIOD ENDED 6/30/99
----------------------------
ONE YEAR             3.35%

AVERAGE ANNUAL
SINCE COMMENCEMENT   5.83%
----------------------------

This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch IBCA, Inc., in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon, paydown and total return are reported for all sectors on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.


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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
June 30, 1999

Principal Amount                                                       Value
----------------------------------------------------------------------------
                    ASSET-BACKED SECURITIES  10.9%
    $379,671        Capco America Securitization
                     Corp., 5.86%, 10/15/30                          $370,676
     854,612        Chase CMBS, 97-2 A1, 6.45%, 12/19/04              853,578
     493,811        Commercial Mortgage Asset Trust
                     1999-C1 A1, 6.25%, 8/17/06                       485,707
     600,000        Fingerhut Master Trust 1998-2A,
                     6.23%, 2/15/07                                   589,212
     250,000        Green Tree, 95-7-A5, 6.95%, 11/25/26              251,888
      11,914        Green Tree, 95-9-A3, 6.20%, 1/15/27                11,883
     200,000        Green Tree, 96-7-M1, 7.70%, 10/15/27              193,304
      41,193        Green Tree Recreational, 96-A-A1, 5.55%,
                     2/15/18                                           40,594
     423,192        J.P. Morgan 1996-C2, 6.47%, 11/25/27              417,771
     158,051        Lehman Trust 96-2-A3, 7.11%, 10/25/09             159,519
      67,438        Mego 1996-2-A2, 7.275%, 8/25/17                    67,311
      29,746        Pru. Mtg. 1993-5-A4, 7.00%, 2/25/00                29,850
     139,451        RTC 1991-6-A1, 6.92%, 5/25/19                     140,105
      98,956        RTC 1991-6-C1, 9.00%, 9/25/28                      99,681
      53,832        Sec. Pac. 1992-3-A3, 7.45%, 9/15/12                53,995
   1,500,000        World Financial 1996-B, 6.95%, 4/15/06          1,532,955
                                                                   ----------

                    TOTAL ASSET-BACKED SECURITIES
                    (cost $5,358,254)                               5,298,029
                                                                   ----------
                    CORPORATE BONDS  48.4%
                    Airlines  5.3%
     619,767        America West Airlines, Inc., 7.33%, 7/2/08        613,321
     400,000        Delta Air Lines, Inc. 89-B, 9.75%, 6/1/03         435,108
     488,202        Delta Air Lines, Inc., 9.375%, 9/11/07            519,320
     400,000        Northwest Airlines, 8.304%, 9/1/10                399,600
     600,000        US Airways Inc., 6.85%, 7/30/19                   586,836
                                                                   ----------
                                                                    2,554,185
                                                                   ----------
                    Diversified  2.6%
     800,000        FMC Corp., 7.125%, 11/25/02                       796,008
     500,000        Union Carbide Corp., 6.79%, 6/1/25                491,095
                                                                   ----------

                                                                    1,287,103
                                                                   ----------

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 1999

Principal Amount                                                       Value
----------------------------------------------------------------------------
                    Energy  3.1%
  $1,000,000        CMS Energy Corp., 7.375%, 11/15/00             $1,001,960
     490,498        Salton Sea Funding, 7.37%, 5/30/05                489,448
                                                                   ----------
                                                                    1,491,408
                                                                   ----------
                    Engines - Internal Combustion  1.0%
     500,000        Cummins Engine, 6.25%, 3/1/03                     483,985
                                                                   ----------
                    Financial  2.9%
     300,000        Associates Corp. NA, 5.80%, 4/20/04               289,734
   1,049,141        Midland Funding Corp., 10.33%, 7/23/02          1,108,156
                                                                   ----------
                                                                    1,397,890
                                                                   ----------
                    Food Products  1.3%
     400,000        ConAgra Inc., 5.50%, 10/15/02                     386,500
     250,000        Dole Foods, 6.375%, 10/1/05                       232,822
                                                                   ----------
                                                                      619,322
                                                                   ----------
                    Forest Products & Paper  1.6%
     800,000        Boise Cascade Corp., 7.48%, 6/15/05               793,792
                                                                   ----------
                    Medical/Hospitals  0.5%
     300,000        Columbia/HCA Healthcare, 7.69%, 6/15/25           244,776
                                                                   ----------
                    Oil & Gas  3.4%
     500,000        PDV America, Inc., 7.75%, 8/1/00                  487,915
     850,000        PDV America, Inc., 7.875%, 8/1/03                 761,447
     500,000        R&B Falcon Corp., 6.50%, 4/15/03                  416,250
                                                                   ----------
                                                                    1,665,612
                                                                   ----------
                    Real Estate Investment Trusts  2.5%
     500,000        HRPT Properties Trust, 6.75%, 12/18/02            478,270
     750,000        United Dominion Realty Trust, 7.60%, 1/25/02      730,253
                                                                   ----------
                                                                    1,208,523
                                                                   ----------

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 1999

Principal Amount                                                      Value
----------------------------------------------------------------------------
                    Services  2.8%
 $   223,689        Federal Express Corp., 8.04%, 11/22/07           $229,814
     334,050        Federal Express Corp., 7.85%, 1/30/15             336,285
     150,000        Federal Express Corp., 7.84%, 1/30/18             150,303
     150,000        Service Corporation International, 7.00%,
                     6/1/15                                           149,056
     500,000        Service Corporation International, 6.30%,
                     3/15/20                                          482,285
                                                                   ----------
                                                                    1,347,743
                                                                   ----------

                    Transportation  1.0%
     500,000        JB Hunt Transport Services, 7.00%, 9/15/04        500,000
                                                                   ----------
                    Utilities  11.1%
     400,000        Cleveland Electric Illuminating Co.,
                     7.85%, 7/30/02                                   409,980
     250,000        Cogentrix Energy, 8.10%, 3/15/04                  247,500
     585,000        LS Power Funding, 7.19%, 6/30/10                  564,186
     500,000        Niagara Mohawk Power Corp., 7.25%, 10/1/02        501,200
     668,000        North Atlantic Energy Corp., 9.05%, 6/1/02        670,111
     250,000        Sithe/Independence Funding, 8.50%, 6/30/07        257,978
     200,000        Sithe/Independence Funding, 9.00%, 12/30/13       215,264
     500,000        Texas Utilities, 6.75%, 3/1/03                    500,895
   1,000,000        Utilicorp United Inc., 6.70%, 10/15/06          1,007,380
   1,000,000        Utilicorp United Inc. (AMBAC Insured),
                     6.875%, 10/1/04                                  997,570
                                                                   ----------
                                                                    5,372,064
                                                                   ----------
                    Waste Management  1.9%
     500,000        WMX Technologies, Inc., 6.65%, 5/15/05            502,090
     400,000        WMX Technologies, Inc., 7.10%, 8/1/26             406,292
                                                                   ----------
                                                                      908,382
                                                                   ----------
                    Yankee Bonds  7.4%
     400,000        Imperial Tobacco O/S BV, 7.125%, 4/1/09           388,428
   1,000,000        PDVSA Finance Ltd., 1998-1, 6.45%, 2/15/04        924,120
     200,000        PDVSA Finance Ltd., 1998-1, 7.40%, 8/15/16        151,184
     700,000        Petroleos Mexicanos, 8.85%, 9/15/07               623,000
   1,250,000        Republic of Argentina, Floating Rate,
                     11.447%, 4/10/05                               1,112,500
     400,000        Rothmans Nedrlnd Holdings, 6.875%, 5/6/08         378,296
                                                                   ----------
                                                                    3,577,528
                                                                   ----------

                    TOTAL CORPORATE BONDS
                    (cost $24,051,599)                             23,452,313
                                                                   ----------

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 1999

Principal Amount                                                       Value
----------------------------------------------------------------------------
                    U.S. GOVERNMENT AGENCIES  14.3%
    $515,000        FHLMC - GNMA, Series 20H, 5.50%, 10/25/23        $445,784
     350,000        FHLMC - GNMA, Series 20L, 5.50%, 10/25/23         289,782
     240,966        FNMA, Pool 073339, 6.18%, 1/1/03                  238,329
     285,524        FNMA, Pool 160098, 7.91%, 3/1/04                  298,015
     473,105        FNMA, Pool 411429, 6.50%, 2/1/28                  456,693
     475,757        FNMA, Pool 423088, 6.50%, 4/1/28                  459,253
     996,422        FNMA, Pool 433043, 6.50%, 6/1/28                  961,856
     424,301        FNMA, Pool 252093, 6.50%, 11/1/28                 409,582
     505,198        FNMA, Pool 447704, 6.50%, 11/1/28                 487,673
     494,689        FNMA, Pool 448235, 6.50%, 11/1/28                 477,529
   1,026,667        FNMA, Pool 448635, 6.50%, 11/1/28                 991,052
     463,952        FNMA, Pool 449012, 6.50%, 11/1/28                 447,858
     492,822        FNMA, Pool 487778, 6.50%, 3/1/29                  475,726
     109,514        FNMA, Series 91-26G, 8.00%, 4/25/06               112,148
      85,000        FNMA, Series 94-3PL, 5.50%, 1/25/24                73,788
      78,172        GNMA, Pool 36629, 9.50%, 10/15/09                  84,206
     194,288        GNMHB, Pool 331001, 8.25%, 7/15/07                203,941
                                                                   ----------

                    TOTAL U.S. GOVERNMENT AGENCIES
                    (cost $7,110,537)                               6,913,215
                                                                   ----------

                    U.S. TREASURY OBLIGATIONS  23.3%
                    U.S. Treasury Bonds  19.0%
   1,000,000        7.50%, 11/15/16                                 1,126,030
   8,030,000        6.25%, 8/15/23                                  8,064,047
                                                                   ----------
                                                                    9,190,077
                                                                   ----------

                    U.S. Treasury Notes  4.3%
     570,000        5.75%, 8/15/03                                    568,564
     350,000        6.50%, 10/15/06                                   361,196
   1,140,000        6.125%, 8/15/07                                 1,151,890
                                                                   ----------
                                                                    2,081,650
                                                                   ----------

                    TOTAL U.S. TREASURY OBLIGATIONS
                    (cost $11,485,347)                             11,271,727
                                                                   ----------


See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 1999

Principal Amount                                                       Value
----------------------------------------------------------------------------
                    SHORT-TERM INVESTMENT  1.5%
    $713,956        UMB Bank Money Market Fiduciary                  $713,956
                                                                   ----------


                    TOTAL SHORT-TERM INVESTMENT
                     (cost $713,956)                                  713,956
                                                                   ----------

                    TOTAL INVESTMENTS  98.4%
                    (cost $48,719,693)                             47,649,240

                    Other Assets less Liabilities  1.6%               763,292
                                                                   ----------

                    NET ASSETS  100.0%                            $48,412,532
                                                                  ===========


See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999

ASSETS:
Investments at value (cost $48,719,693)                           $47,649,240
Interest receivable                                                   773,285
Receivable from adviser                                                25,043
Deferred organizational costs, net                                     20,614
                                                                  -----------
Total assets                                                       48,468,182
                                                                  -----------
LIABILITIES:
Dividends payable                                                       9,073
Accrued investment advisory fee                                        15,838
Accrued expenses                                                       30,739
                                                                  -----------
Total liabilities                                                      55,650
                                                                  -----------

NET ASSETS                                                        $48,412,532
                                                                  ===========
NET ASSETS CONSIST OF:
Paid in capital                                                   $49,872,731
Accumulated net investment income                                       2,993
Accumulated net realized loss on investments                        (392,739)
Net unrealized depreciation on investments                        (1,070,453)
                                                                  -----------

NET ASSETS                                                        $48,412,532
                                                                  ===========
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                        100,000,000
Issued and outstanding                                              1,650,159
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE         $29.34
                                                                       ======


See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
STATEMENTS OF OPERATIONS

                                          EIGHT MONTHS ENDED      YEAR ENDED
                                            JUNE 30, 1999      OCTOBER 31, 1998
                                            -------------      ----------------
INVESTMENT INCOME:
Interest                                     $2,204,664            $2,928,651
                                             ----------            ----------

EXPENSES:
Investment advisory fees                        128,483               186,149
Fund administration and accounting fees          56,211                81,440
Shareholder servicing                            13,436                20,108
Audit fees                                       12,862                10,634
Legal fees                                       11,113                14,689
Pricing                                          10,208                11,786
Insurance                                         7,524                 6,500
Custody fees                                      6,120                 7,532
Amortization of organizational costs              5,845                 8,818
Federal and state registration fees               5,584                 7,875
Reports to shareholders                           2,964                 6,340
Directors' fees and related expenses              1,988                   840
Other                                               564                   680
                                             ----------            ----------
Total expenses before waiver                    262,902               363,391
Waiver of expenses by adviser                 (102,299)             (130,881)
                                             ----------            ----------
Net expenses                                    160,603               232,510
                                             ----------            ----------
NET INVESTMENT INCOME                         2,044,061             2,696,141
                                             ----------            ----------

REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments    (391,769)             1,082,198
Change in net unrealized appreciation/
  depreciation on investments               (1,503,727)             (226,487)
                                             ----------            ----------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS                   (1,895,496)               855,711
                                             ----------            ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $148,565            $3,551,852
                                             ==========            ==========
See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                  EIGHT MONTHS ENDED  YEAR ENDED  PERIOD ENDED
                                       JUNE 30,      OCTOBER 31,  OCTOBER 31,
                                         1999            1998       1997<F1>
                                   -----------------  ----------  ------------

OPERATIONS:
Net investment income                   $2,044,061   $2,696,141   $1,106,085
Net realized gains (losses)
  on investments                         (391,769)    1,082,198       60,778
Change in net unrealized appreciation/
  depreciation on investments          (1,503,727)    (226,487)      659,761
                                       -----------   ----------   ----------

Net increase (decrease) in net
  assets resulting from operations         148,565    3,551,852    1,826,624
                                       -----------   ----------   ----------

DISTRIBUTIONS PAID FROM:
Net investment income                  (2,276,914)  (2,634,499)    (917,864)
Net realized gains on investments      (1,084,178)     (83,976)            -
                                       -----------   ----------   ----------

Net decrease in net assets resulting
  from distributions paid              (3,361,092)  (2,718,475)    (917,864)
                                       -----------   ----------   ----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                              1,481,740   11,881,429   37,210,071
Shares issued to holders in
  reinvestment of distributions          3,326,082    2,687,931      904,999
Shares redeemed                        (1,639,512)  (6,041,766)     (28,052)
                                       -----------   ----------   ----------
Net increase in net assets resulting
  from capital share transactions        3,168,310    8,527,594   38,087,018
                                       -----------   ----------   ----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                           (44,217)    9,360,971   38,995,778
                                       -----------   ----------   ----------

NET ASSETS:
Beginning of period                     48,456,749   39,095,778      100,000
                                       -----------   ----------   ----------
End of period
  (includes undistributed
  net investment income of
  $2,993, $241,806 and
  $183,488, respectively)              $48,412,532  $48,456,749  $39,095,778
                                       ===========  ===========  ===========


<F1> Commenced operations on November 25, 1996

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                  EIGHT MONTHS ENDED YEAR ENDED   PERIOD ENDED
                                       JUNE 30,     OCTOBER 31,    OCTOBER 31,
                                         1999           1998        1997<F1>
                                  -----------------  ---------     -----------

NET ASSET VALUE,
BEGINNING OF PERIOD                      $31.38        $30.85        $30.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (loss)               1.29          1.75          1.37
Net realized and unrealized gains
(losses) on investments                  (1.18)          0.59          0.70
                                        -------       -------       -------
TOTAL INCOME (LOSS) FROM
INVESTMENT OPERATIONS                      0.11          2.34          2.07
                                        -------       -------       -------

LESS DISTRIBUTIONS PAID:
From net investment income               (1.44)        (1.75)        (1.22)
From net realized gains on investments   (0.71)        (0.06)             _
                                        -------       -------       -------
TOTAL DISTRIBUTIONS PAID                 (2.15)        (1.81)        (1.22)
                                        -------       -------       -------

NET ASSET VALUE, END OF PERIOD           $29.34        $31.38        $30.85
                                        =======       =======       =======


TOTAL RETURN<F2>                          0.32%         7.79%         7.13%

SUPPLEMENTAL DATA
AND RATIOS:
Net assets, end of period
 (in thousands)                         $48,413       $48,457       $39,096
Ratio of expenses to average
 net assets<F3><F4>                       0.50%         0.50%         0.50%
Ratio of net investment income
to average net assets<F3><F4>             6.37%         5.79%         6.02%
Portfolio turnover rate<F2>                 83%          131%          202%

<F1>Commenced operations on November 25, 1996
<F2>Not annualized for periods less than a full year
<F3>Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.82%, 0.78% and 1.27%, and the ratio of net investment income to average net assets would have been 6.05%, 5.51% and 5.25% for the periods ended June 30, 1999, October 31, 1998 and October 31, 1997, respectively.
<F4>Annualized

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 1999

(1)   ORGANIZATION
   Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of three series: the Frontegra Total Return Bond Fund (the "Fund"), the Frontegra Opportunity Fund and the Frontegra Growth Fund. The Fund commenced operations on November 25, 1996. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities.

(2)   SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   (a) Investment Valuation
       Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams Asset Management Co., LLC (the "Sub-Adviser") pursuant to guidelines established by the Board of Directors.

   (b) Federal Income Taxes
       No federal income tax provision has been made since the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 1999

   (c) Distributions to Shareholders
       Dividends from net investment income are usually declared and paid quarterly. Distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at June 30, 1999, reclassifications were recorded to decrease accumulated net investment income by $5,960, decrease accumulated net realized losses on investments by $8,577 and decrease paid in capital by $2,617.

   (d) Other
       Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)   INVESTMENT ADVISER
  The Fund has an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.50% of the Fund's average daily net assets. The term of this expense cap agreement is twelve months.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 1999

(4)   CAPITAL SHARE TRANSACTIONS
   Transactions in shares of the Fund were as follows:

                                    EIGHT MONTHS ENDED       YEAR ENDED
                                      JUNE 30, 1999       OCTOBER 31, 1998
                                    ------------------    ----------------

   Shares sold                            47,995               385,190
   Shares issued to holders in
     reinvestment of distributions       110,347                86,889
   Shares redeemed                      (52,435)             (195,049)
                                        --------             ---------

   Net increase in shares outstanding    105,907               277,030
                                        ========             =========


(5)   INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Fund for the eight months ended June 30, 1999, are summarized below:

   Purchases       $14,109,710
   Sales           $17,385,484

   Purchases and sales of U.S. government securities were $27,176,705 and $21,224,024, respectively.

   At June 30, 1999, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $48,762,928 were as follows:

   Appreciation                                                $158,048
   Depreciation                                             (1,271,736)
                                                           ------------

   Net depreciation on investments                         $(1,113,688)
                                                           ============


   At June 30, 1999, the Fund had an accumulated net realized capital loss carryover of $349,504 expiring in 2007. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
REPORT OF INDEPENDENT AUDITORS
June 30, 1999

To the Board of Directors and Shareholders of the Frontegra Funds, Inc./Frontegra Total Return Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Frontegra Total Return Bond Fund (the "Fund") as of June 30, 1999, and the related statements of operations for the eight months then ended and year ended October 31, 1998, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Frontegra Total Return Bond Fund at June 30, 1999, the results of its operations for the eight months then ended and year ended October 31, 1998, the statements of changes in net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP
Chicago, Illinois
July 21, 1999



                             FRONTEGRA FUNDS, INC.
                       c/o Sunstone Financial Group, Inc.
                 P.O. Box 2142, Milwaukee, Wisconsin 53201-2142

                                                                     FB-408-0899